YRC Worldwide®

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Investor Presentation February 2006 Investor Presentation February 2006 Exhibit 99.1

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

What We Do
What We Do
YRC Worldwide provides global transportation services,
transportation management solutions, and logistics
management through a portfolio of successful brands.
We can handle any shipment, any where at any speed.

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Company Facts
Company Facts
41.3 million Annual shipments
2.0 billion Annual highway miles
26.6 million Annual tons
90,000 Trailers
27,000 Trucks
1,000 worldwide Locations
70,000 Employees
$10 billion Revenue

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

•
September 2002 Spin-off of SCS Transportation
(nonunion Saia and Jevic)
•
December 2003 Acquisition of Roadway Corporation
($1.2 billion, 50% cash / 50% stock)
•
May  2005 Acquisition of USF Corporation
($1.5 billion, 65% cash / 35% stock)
•
September 2005 Finalized China-based freight
forwarding joint venture
•
January 2006 Yellow Roadway changes name to
YRC Worldwide
Strategic Actions
Strategic Actions

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

•
Comprehensive next-day
nationwide
•
Extensive national
networks
•
Truckload
•
Premium services
Expedited
Time Definite
Exhibit
Based on shipments
Asset-Based Service Portfolio
Asset-Based Service Portfolio
Well balanced North American portfolio of services.
3 Days
20%
4+ Days
20%
2 Days
30%
Next Day
30%

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USF Reddaway
USF Bestway
USF Holland
New Penn Motor Express
Note:  USF Holland does not have direct coverage or facility locations in
Florida, North Dakota, or South Dakota.  Those states are served through interline carriers.
YRC Regional Transportation
Primary Service Coverage
YRC Regional Transportation
Primary Service Coverage

YRC Worldwide

Countries with Meridian IQ Operations
Countries with Exclusive Representation
Corporate Headquarters
Meridian IQ Facilities

meridian IQ

Intelligent Solutions. Powerful Results.™

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

7 Non-Asset-Based Service Portfolio Non-Asset-Based Service Portfolio • Contract logistics • Truckload brokerage • Global shipment management in over 70 countries

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Reported Revenue
(in billions)
Adjusted EPS*
2002 2003 2004 2005
2002 2003 2004 2005
$2.27
Highest revenue in company history; 28% growth over 2004
Record earnings per share; more than 5 times 2002 EPS
$3.1
$6.8
$8.7
$3.96
$5.25
*Adjustments primarily related to property gains/losses, acquisition, spin-off, severance charges, and in 2005, an unexpected increase in the effective tax rate.  Management does not consider these when evaluating core operations.
2005 Record Results
2005 Record Results
$2.6
$1.03

YRC Worldwide

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In 2005 we had a 93.8% operating ratio; a 90 basis point improvement over 2004.
We are well on our way toward an OR in the low 90’s assuming a good economy.
3.6%
2.2%
2.9%
4.0%
1.7%
2.1%
4.0%
5.3%
6.2%
-0.4%
1.1%
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
A 5% margin was once considered
unattainable by a national carrier
YRCW Margin Trends
YRCW Margin Trends
recession-
still solidly
profitable

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

$50
$155
$285
$400
$450
2004A 2005A 2006E 2007E 2008E
Calendar Year Benefit
(in millions)
Early cost reductions primarily related to consolidation of back-office functions, optimization of technology and purchasing leverage.
Future periods focus on optimizing operations and improving efficiencies, making segregation of the actual dollars more difficult.
Note:  2006 through 2008 are current company estimates
Planned Cost Reductions
Planned Cost Reductions

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$300 million Depreciation/amortization
38.1% Effective tax rate
61 million Diluted shares
$82 million Interest expense
$10 billion Revenue
$6.15 - $6.30 per share EPS
2006 Earnings Guidance
2006 Earnings Guidance
We expect record results to continue in 2006 with double-digit revenue and
EPS growth.
All of our asset-based companies should operate in the 92 to 93 operating ratio range.

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Debt to Capital
(net of cash)
We expect to reduce debt by $100 million in 2006, with our debt-to-cap near our targeted range of 35% by the end of the year.
Over 60% of our debt is at fixed rates, which is good in a rising interest-rate environment.
Investment grade ratings at S&P and Fitch; one notch below at Moody’s.
Capital Structure
Capital Structure
6/30/05 12/31/05 12/31/06
45.5%
42.1%
~37%
Variable
38%
Fixed
62%
Debt Composition
at 12/31/05

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Gross cap ex in 2005, including USF for the entire year, approximated
$380 million.
We expect 2006 gross cap ex between $450 and $475 million, primarily related to replacement of revenue equipment.
Capital Expenditures
Capital Expenditures
66%
65%
12%
15%
19%
19%
1%
3%
2005A 2006E
Revenue Equipment
Land & Structures
Technology
Other

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Network Improvements
Roadway Express Change of Operations
Less handling; more direct loading
Right mix of labor
Yellow Transportation Next-Day Expansion
Initial rollout in early 2005 has been very successful
We continue to evaluate the best locations for the next phase
Rail Business Model Changes
Railroads are phasing out the use of rail-provided trailers
Yellow and Roadway will incur additional costs for trailer purchases/leases and trailer repositioning
Formulating long-term solutions
China Expansion
We currently have over 30 locations in Asia
We expect to increase our presence even further this year
2006 Investments
2006 Investments

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

This presentation, and oral statements made regarding the subjects of this presentation, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words
"expect," “projected," “estimated,” “anticipated,” “forecasted” and similar expressions are intended to identify forward-looking statements. It is important to note that the company’s actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including (without limitation), inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation)
expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, including (without limitation) those cost reduction opportunities arising from acquisitions, the company’s ability to improve productivity results at its Roadway Express subsidiary and its resulting effects on efficiencies, service and yield, a downturn in general or regional economic activity, changes in equity and debt markets, effects of a terrorist attack, and labor relations, including (without limitation), the impact of work rules, any obligations to multi-
employer health, welfare and pension plans, wage requirements and employee satisfaction. The format of this presentation does not allow us to fully disclose all of these risk factors, so for a full discussion please refer to our earnings release dated January 26, 2006.
This presentation includes references to adjusted EPS. Adjusted EPS excludes property gains/losses, one-time charges related to acquisitions, spin-off and executive severance charges.
Refer to the company’s Form 8-K filed with the SEC on February 13, 2006 for a complete reconciliation of reported EPS to adjusted EPS.
Forward-Looking Statements
Forward-Looking Statements